UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2007

COLORADO GOLDFIELDS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51718

(Commission File Number)

20-0716175

(IRS Employer Identification No.)

10920 W. Alameda Avenue, Suite 207, Lakewood, Colorado, USA 80226

(Address of principal executive offices and Zip Code)

(303) 984-5324

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 14, 2007 we entered into an offshore Private Placement Subscription Agreement with each of twenty-four offshore subscribers, whereby we agreed to issue 7,932,600 units of our common stock at a price of US$0.375 per unit (or US$0.75 per unit before taking into effect the forward stock split of our authorized, issued and outstanding common stock as reported on our Current Report on Form 8-K filed with the SEC on November 2, 2007), for an aggregate subscription amount of US$2,974,725.00. Each unit consists of one common share in the capital of our company and one common share purchase warrant, which warrant entitles the holder to purchase one additional common share in the capital of our company, at a price of US$0.50 per share (or US$1.00 pre-split), for a period of two years from the closing of the Private Placement Subscription Agreement.

Pursuant to each Private Placement Subscription Agreement, we agreed to, among other things, register for resale all of the shares of common stock issued to the subscribers and the common stock issuable to each subscriber upon due exercise of their respective warrants (except that if the SEC limits the number of shares of common stock that may be registered on a registration statement, then the number of shares to be registered shall be cutback accordingly on a pro rata basis from each subscriber to comply with any such limitation imposed by the SEC). Each Private Placement Subscription Agreement provides that we must file a registration statement on Form S-3, or such other form as is available to our company, relating to the resale of the shares of our common stock within 60 calendar days following the closing of the Private Placement Subscription Agreement and that we shall use commercially reasonable efforts to cause such registration statement to become effective 120 calendar days after the closing of the Private Placement Subscription Agreement, (or, in the event of a “full review” of the registration statement by the SEC, 180 calendar days after the closing of the Private Placement Subscription Agreement). If the registration statement is not filed on a timely basis or is not declared effective by the SEC for any reason on a timely basis, we will be required to make a payment to the subscriber in an amount equal to two percent 2.0% of the purchase price paid for the units purchased by the subscriber and not previously sold by the subscriber until the registration statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall these late registration payments, if any, exceed in the aggregate, 15.0% of the purchase price.

Please review the Private Placement Subscription Agreement, attached hereto as Exhibit 10.1, for a complete description of all of the terms and conditions of the Private Placement Subscription Agreement.

On November 14, 2007 we entered into a Private Placement Subscription Agreement with each of four U.S. subscribers, whereby we agreed to issue 826,000 units of our common stock at a price of US$0.375 per unit (or US$0.75 per unit before taking into effect the forward stock split of our authorized, issued and outstanding common stock as reported on our Current Report on Form 8-K filed with the SEC on November 2, 2007), for an aggregate subscription amount of US$309,750. Each unit consists of one common share in the capital of our company and one common share purchase warrant, which warrant entitles the holder to purchase one additional common share in the capital of our company, at a price of US$0.50 per share (or US$1.00 pre-split), for a period of two years from the closing of the Private Placement Subscription Agreement.

Pursuant to each Private Placement Subscription Agreement, we agreed to, among other things, register for resale all of the shares of common stock issued to the subscribers and the common stock issuable to each subscriber upon due exercise of their respective warrants (except that if the SEC limits the number of shares of common stock that may be registered on a registration statement, then the number of shares to be registered shall be cutback accordingly on a pro rata basis from each subscriber to comply with any such limitation imposed by the SEC). Each Private Placement Subscription Agreement provides that we must file a registration statement on Form S-3, or such other form as is available to our company, relating to the resale of the shares of our common stock within 60 calendar days following the closing of the Private Placement Subscription Agreement and that we shall use commercially reasonable efforts to cause such registration statement to become effective 120 calendar days after the closing of the Private Placement Subscription Agreement, (or, in the event of a “full review” of the registration statement by the SEC, 180 calendar days after the closing of the Private Placement Subscription Agreement. If the registration statement is not filed on a timely basis or is not declared effective by the SEC for any reason on a timely basis, we will be required to make a payment to the subscriber in an amount equal to two percent 2.0% of the purchase price paid for the units purchased by the subscriber and not previously sold by the subscriber until the registration statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall these late registration payments, if any, exceed in the aggregate, 15.0% of the purchase price.

Please review the Private Placement Subscription Agreement, attached hereto as Exhibit 10.2, for a complete description of all of the terms and conditions of the Private Placement Subscription Agreement.

Item 3.02 Unregistered Sales of Equity Securities

On November 14, 2007 our company entered into an offshore Private Placement Subscription Agreement between our company and each of twenty-four subscribers, whereby we agreed to issue 7,932,600 units of our common stock at a price of US$0.375 per unit (or US$0.75 per unit before taking into effect the forward stock split of our authorized, issued and outstanding common stock as reported on our Current Report on Form 8-K filed with the SEC on November 2, 2007), for an aggregate subscription amount of US$2,974,725.00. Each unit consists of one common share in the capital of our company and one common share purchase warrant and entitles the holder to purchase one additional common share in the capital of our company, at a price of US$0.50 per share (or US$1.00 pre-split), for a period of two years from the closing of the Private Placement Subscription Agreement.

We issued the units to non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in offshore transactions relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On November 14, 2007 our company entered into a Private Placement Subscription Agreement between our company and each of four subscribers, whereby we agreed to issue 826,000 units of our common stock at a price of US$0.375 per unit (or US$0.75 per unit before taking into effect the forward stock split of our authorized, issued and outstanding common stock as reported on our Current Report on Form 8-K filed with the SEC on November 2, 2007), for an aggregate subscription amount of US$309,750. Each unit consists of one common share in the capital of our company and one common share purchase warrant and entitles the holder to purchase one additional common share in the capital of our company, at a price of US$0.50 per share (or US$1.00 pre-split), for a period of two years from the closing of the Private Placement Subscription Agreement.

We issued the units to U.S. persons (as that term is defined in Regulation D of the Securities Act of 1933), in transactions relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

10.1	Form of Subscription Agreement (Offshore subscribers)
10.2	Form of Subscription Agreement (US subscribers)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO GOLDFIELDS INC.

By:	/s/ Todd C. Hennis
Todd C. Hennis
President and Chief Executive Officer

Dated: November 14, 2007

CW1452425.3